================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------
                                    Form 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                      ------------------------------------
                     NOVEMBER 20, 1998 (NOVEMBER 20, 1998)
                Date of Report (Date of earliest event reported)

                      ------------------------------------
                             PHILIP SERVICES CORP.
             (Exact name of Registrant as specified in its charter)

      ONTARIO                  0-20854                     NOT APPLICABLE
  (State or other      (Commission File Number)     (IRS Employer Identification
   jurisdiction)                                                No.)
 of incorporation)

                             100 KING STREET WEST,
                              P.O. BOX 2440, LCD1,
                           HAMILTON, ONTARIO, CANADA
                                    L8N 4J6
          (Address of principal executive offices, including zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (905) 521-1600

                                      N/A
         (Former name or former address, if changed since last report.)

================================================================================

ITEM 5.  OTHER EVENTS

     On November 20, 1998, Philip Services Corp. (the "Company") announced that it has entered into a Standstill Agreement with High River Limited Partnership, American Real Estate Holdings, L.P. and Foothill Partners III, L.P. (the "Standstill Agreement"). The Standstill Agreement runs through July 1999, the anticipated effective date of an overall financial restructuring plan that the parties have agreed to support. The Company has also signed a letter of intent with Soave Enterprises, LLC and a major U.S. venture capital corporation (collectively, the "Investors"). Under this proposal, the Investors would underwrite and invest a minimum of US$100 million and up to US$200 million in the equity capital of the Company. The Company also announced that Mr. Allen Fracassi, Company founder, has been appointed Interim Chief Executive Officer of the Company. A copy of the Company's press release dated November 20, 1998 is set forth in Exhibit 99.1 to this report. A copy of the Standstill Agreement in the form executed by the Company is set forth in Exhibit 99.2 to this report.

EXHIBIT NUMBER                           DESCRIPTION
--------------                           -----------
      99.1                  Press release dated November 20, 1998

      99.2                  Standstill Agreement, dated November 19, 1998, among
                            Philip Services Corp., Foothill Partners III, L.P.,
                            American Real Estate Holdings, L.P. and High River
                            Limited Partnership


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                          PHILIP SERVICES CORP.

                                                   /s/  COLIN H. SOULE
                                          By:
                                          --------------------------------------

                                            Executive Vice President
                                            and General Counsel

Dated: November 20, 1998

                                 EXHIBIT INDEX

EXHIBIT NUMBER                            DESCRIPTION
--------------                            -----------
      99.1                   Press release dated November 20, 1998

      99.2 Standstill Agreement, dated November 19, 1998, among Philip Services Corp., Foothill Partners
                             III, L.P., American Real Estate Holdings, L.P.
                             and High River Limited Partnership